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                                                                      Exhibit 23

                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS




         As independent public accountants, we hereby consent to the incorporation of our reports included in this Form 10-K.

                                                        Arthur Andersen LLP


Cincinnati, Ohio
March 26, 1997